UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40104	86-1216057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, FL 33701

(Address of principal executive offices)

(727) 245-0146

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISLE	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	ISLEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022, Isleworth Healthcare Acquisition Corp., a Delaware corporation (“Isleworth”), entered into an Merger Agreement and Plan of Reorganization on April 26, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Isleworth, IHAC First Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Isleworth (“First Merger Sub”), IHAC Second Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Isleworth (“Second Merger Sub”), Cytovia Holdings, Inc., a Delaware corporation (“Cytovia”), and Isleworth Healthcare Sponsor I, LLC, a Delaware limited liability company.

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) First Merger Sub will merge with and into Cytovia (the “First Merger”), with Cytovia as the surviving company in the First Merger as a wholly-owned subsidiary of Isleworth (the “Surviving Corporation”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and, together with First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger. In connection with the Mergers, Isleworth will change its name to Cytovia Therapeutics, Inc. The Mergers and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

The description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Isleworth’s Current Report on Form 8-K, filed with the SEC on April 26, 2022.

Item 8.01	Other Events

On May 6, 2022, Allen Weiss, Chairman of the board of directors of Isleworth (the “Board”), and Robert Whitehead, Director and Chief Executive Officer of Isleworth (each a “Related Person” and together, the “Related Persons”), each entered into a Securities Purchase Agreement with Cytovia (together, the “Purchase Agreements”). The Purchase Agreements provide for Cytovia to sell to each Related Person, a convertible note with a principal amount of $750,000 (collectively, the “Convertible Notes”), and warrants (“Warrants”) to purchase shares of common stock of Cytovia or its successor entity in the event of a reorganization by merger, or similar event or transaction. The aggregate principal amount of the Convertible Notes, taken together, is $1,500,000. The Convertible Notes bear interest at a rate of 6%, which will increase to 8% if the respective note remains outstanding and unconverted at the later of (i) June 18, 2022 and (ii) termination of the Merger Agreement. Each holder of the Convertible Notes may convert his note into shares of Cytovia common stock in relation to a qualified subsequent financing of Cytovia and at a price per share equal to the price paid in such subsequent financing, subject to a 10% discount.

In the event that the Business Combination is consummated in accordance with the Merger Agreement, the Convertible Notes sold in conjunction with the Purchase Agreements would be automatically converted to shares of common stock of Isleworth at the closing of the Business Combination, subject to each Related Person’s right to cause Cytovia to repay the outstanding principal and unpaid interest on such notes in lieu of conversion.

The warrant coverage for the Warrants ranges from 25% to 100% depending on how and when the Convertible Notes are converted or repaid, and the Warrants strike price is equal to 1.15 times the price per share utilized for conversion of the underlying Convertible Notes. The Warrants are exercisable beginning upon the conversion of the Convertible Notes through the fifth anniversary of such conversion.

The Isleworth board of directors (the “Board”) and its audit committee have approved the Related Persons’ entry into the Purchase Agreements and the transactions contemplated thereby, noting that the Purchase Agreements are in the best interest of the stockholders of Isleworth and that Isleworth is not in a position to make use of any corporate opportunity contemplated by such Purchase Agreements.

The description of the Purchase Agreements and the transactions contemplated thereby contained in this Item 8.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the form of Purchase Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination between Isleworth and Cytovia. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Isleworth intends to file a registration statement on Form S-4 that will include a proxy statement of Isleworth, an information statement of Cytovia and a prospectus of Isleworth. The proxy statement/information statement/prospectus will be sent to all Isleworth and Cytovia stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Isleworth stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Isleworth may also file other documents regarding the proposed business combination with the SEC. After the registration statement on Form S-4 has been filed and declared effective, Isleworth will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Isleworth and Cytovia are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by Isleworth, through the website maintained by the SEC at www.sec.gov, or by directing a request to Isleworth Healthcare Acquisition Corp., 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, FL 33701, attention: Dan Halvorson.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Isleworth, Cytovia and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Isleworth stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Isleworth directors and executive officers in Isleworth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022. To the extent that holdings of Isleworth securities have changed since the filing of the Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Isleworth stockholders in connection with the proposed transaction will be set forth in the proxy statement/information statement/prospectus for the proposed transaction when available. Information concerning the interests of Isleworth participants in the solicitation, which may, in some cases, be different than those of Isleworth Healthcare Acquisition Corp.’s equity holders generally, will be set forth in the proxy statement/information statement/prospectus relating to the proposed transaction when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Merger Agreement and Plan of Reorganization, dated as of April 26, 2022, by and among Isleworth Healthcare Acquisition Corp., IHAC First Merger Sub Inc., IHAC Second Merger Sub LLC, Cytovia Holdings, Inc., and Isleworth Healthcare Sponsor I, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 26, 2022)

99.1	Form of Securities Purchase Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

Date: May 10, 2022	By:	/s/ Dan Halvorson
	Name:	Dan Halvorson
	Title:	Board Director, EVP & CFO